FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 17, 2021 is by and among CINER WYOMING LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party hereto (together with the Borrower, the “Loan Parties”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent. W I T N E S S E T H WHEREAS, the Loan Parties entered into that certain Credit Agreement dated as of October 28, 2021, as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”), with the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. WHEREAS, the Loan Parties have requested certain modifications to the Credit Agreement and the Lenders, by action of the Required Lenders, have agreed to the requested modifications on the terms and conditions set forth herein. NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement. 2. Amendments. (a) The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Change of Control” means (a) prior to the Sisecam Purchase, an event or series of events by which, except as a result of a Foreclosure Event, the Specified Owners cease at any time to (i) own and control, of record and beneficially, directly or indirectly, at least fifty-one percent (51%) of the Voting Equity Interests in the Borrower or (ii) have the ability to elect a majority of the board of directors, board of managers or equivalent governing body of the Borrower and (b) upon the occurrence of the Sisecam Purchase and thereafter, an event or series of events by which, Sisecam and/or the Specified Owners (individually or collectively), cease(s) at any time to have the ability to elect a majority of the board of directors, board of managers or equivalent governing body of the Borrower; provided that any such cessation solely as a result of a Foreclosure Event shall not constitute a “Change of Control”. (b) In Section 1.01 of the Credit Agreement, the definition of “Foreclosure Event” is amended and restated in its entirety to read as follows “Foreclosure Event” means, (a) prior to the Sisceam Purcahse, any foreclosure upon, and or involuntary sale or other transfer of direct or indirect ownership in the Borrower that causes the Specified Owners to cease to (i) own and control, of record and beneficially, directly or indirectly at least fifty-one percent (51%) of the Voting Equity Interests in the Borrower or (ii) have the ability to elect a majority of the board of directors, board of managers or equivalent governing body of the Borrower and (b) after the Sisecam Purchase, any foreclosure upon, and or involuntary sale or other

CHAR1\1852742v7 transfer of direct or indirect ownership in the Borrower that causes Sisecam and/or the Specified Owners (individually or collectively) to cease at any time to have the ability to elect a majority of the board of directors, board of managers or equivalent governing body of the Borrower. (c) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order: “Sisecam” shall mean Turkiye Sise ve Cam Fabrikalari A.S. and its wholly owned subsidiary, Sisecam Chemicals USA Inc. “Sisecam Purchase” means the purchase, prior to March 31, 2022, of Voting Equity Interests from the Specified Owners (or one or more Persons owned by them, directly or indirectly) such that after giving effect thereto, Sisecam and the Specified Owners collectively have the ability to elect a majority of the board of directors, board of managers or equivalent governing body of the Borrower. (d) In Section 8.03(e) of the Credit Agreement, the text “$50,000,000” is replaced with the text “$55,000,000”. 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the items specifically listed below, all of which shall be in form and content reasonably acceptable to the Administrative Agent: (a) counterparts of this Amendment signed by or on behalf of each party hereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of such signed signature page) that such party has signed a counterpart of this Amendment and the other Loan Documents to which such party is a party; (b) receipt by the Administrative Agent and each Lender of all requested information in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and, if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Loan Party; and (c) receipt by the Administrative Agent of all fees, expenses and other amounts due and payable on or prior to date hereof, including without limitation, reimbursement or payment of all out-of- pocket expenses of the Administrative Agent and the Arranger (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and the Arranger) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent or Arranger. 4. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent that: (a) The representations and warranties of the Loan Parties contained in the Credit Agreement or in any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date. (b) No event which is, or with notice or lapse of time or both would be, a Default or an Event of Default under the Credit Agreement has occurred and is continuing.

CHAR1\1852742v7 (c) The Sisecam Purchase does not violate the terms, or create a default or conflict under, the Organization Documents of the Borrower, and all material third party consents and approvals, including the approvals of any applicable Governmental Authorities, necessary in connection with the Sisecam Purchase have been obtained or will have been obtained prior to consummation of the Sisecam Purchase, and all applicable waiting periods in connection with the Sisecam Purchase shall have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse condition on the Sisecam Purchase. 5. Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment. 6. Reaffirmation of Obligations. Each Loan Party affirms all of its obligations under the Loan Documents and agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents. 7. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect. 8. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original. 9. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York. [Signature Pages Follow]

CINER WYOMING LLC FIRST AMENDMENT TO CREDIT AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the first day and year written above. BORROWER: CINER WYOMING LLC, a Delaware limited liability company By: Name: Oguz Erkan Title: President ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Christine Trotter Title: Vice President LENDERS: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: Name: Ryan Maples Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Brandon K. Fiddler Title: Senior Vice President